EXHIBIT 10.1
AMENDMENT NO 1, dated as of May 6, 2020 (this “Amendment”), among NMI HOLDINGS, INC., a Delaware corporation (the “Company”), NMI SERVICES, INC., a Delaware corporation (the “Guarantor”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Agent”) and the other Revolving Lenders party hereto, to the Credit Agreement dated, as of May 24, 2018, among the Company, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), and the Agent (as amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Company and the Lenders party hereto, constituting the Required Lenders, wish to obtain certain amendments to the Credit Agreement;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1. Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below) the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is amended by adding the following definition in appropriate alphabetical order:
“Permitted Other First Priority Debt” means any secured Indebtedness (including any Registered Equivalent Notes) incurred by the Company in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and under security documents substantially similar to the Security Documents and is not secured by any property or assets of the Company or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Obligors and the terms of such guarantee shall, when taken as a whole, be not materially more favorable to the secured parties in respect of such Indebtedness than the terms of the Secured Guarantee, (iii) the holders of such Indebtedness (or their representative) and the Agent shall be subject to intercreditor arrangements reasonably satisfactory to the Agent, (iv) such Indebtedness has covenants, default and remedy provisions and other terms and conditions (other than interest, fees, premiums, funding discounts, or optional prepayment provisions) that are substantially similar to, or, when taken as a whole, not materially more favorable to the investors providing such Permitted Other First Priority Debt than those set forth in this Agreement (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time such Indebtedness is incurred).
(b) The definition of “Permitted Second Priority Refinancing Debt” in Section 1.01 of the Credit Agreement is amended by inserting “and Permitted Other First Priority Debt” after each occurrence of “Permitted First Priority Refinancing Debt” appearing in such definition;

(c) Section 2.09(e)(iii) of the Credit Agreement is amended by inserting the words “and/or Permitted Other First Priority Debt” after each occurrence of the words “Permitted First Priority Refinancing Debt”
(d) Section 2.15(a) of the Credit Agreement is amended by deleting “in an aggregate amount not in excess of $35,000,000 for all such increases” from clause (A) thereof;
(e) Section 7.01(a)(i) of the Credit Agreement is amended by replacing the word “and” appearing immediately before clause (B) thereof with “,” and adding the following immediately at the end of such clause (B) “and (C) Permitted Other First Priority Debt in an aggregate principal amount not to exceed at any time outstanding $400,000,000 less the principal amount of Term Loans refinanced on the Amendment No. 1 Effective Date”;
(f) Clause (i) of Section 7.02(u) of the Credit Agreement is amended by inserting “and Permitted Other First Priority Debt (to the extent permitted by Section 7.01(a)(i)(C))” immediately after the words “Permitted First Priority Refinancing Debt” appearing therein; and
(g) Section 9.10(b) of the Credit Agreement is amended by inserting “, Permitted Other First Priority Debt” immediately after the words “Permitted Refinancing First Priority Debt” appearing therein.
(h) The Guarantee and Security Agreement is amended by inserting a new “Section 31” thereto, as follows:
Notwithstanding any provision to the contrary in this Agreement, in the event of any conflict or inconsistency between the provisions of any intercreditor arrangements entered into by the Agent in accordance with Section 9.10 of the Credit Agreement and this Agreement, the provisions of such intercreditor arrangements shall prevail.
Section 2.  Representations and Warranties, No Default. The Company hereby represents and warrants that as of the Amendment No. 1 Effective Date, no Default has occurred and is continuing and the representations and warranties of the Company contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, (x) which are not qualified as to materiality shall be true and correct in all material respects and (y) which are qualified as to materiality shall be true and correct, in each case, on and as of the date of this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, or true and correct, as the case may be, as of such earlier date.
Section 3.  Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:
(i) Execution of Amendment. The Agent shall have received executed signature pages hereto from the Company, the Guarantor and Lenders constituting the Required Lenders under the Credit Agreement (as of immediately prior to the effectiveness of this Amendment) and the Agent;
(ii) Expenses. The Agent shall have received payment of all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented to Company within a reasonable period of time prior to the Amendment No. 1 Effective Date, in each case on or before the Amendment No. 1 Effective Date;
(iii) Officer’s Certificate. The Agent shall have received a certificate of a Responsible Officer of the Company dated as of the Amendment No. 1 Effective Date certifying that the representations and warranties of the Company contained in Section 2 of this Amendment are true and correct; and
(iv) Term Loan Refinancing. The Term Loans shall have been paid in full.
Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each Obligor hereby (i) acknowledges all of the terms and conditions of this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) in the case of the Guarantor, reaffirms, as of the date hereof, its guarantee of the Secured Obligations under the Guarantee and Security Agreement and (iii) reaffirms its grant of Liens on the Collateral (as defined in the Guarantee and Security Agreement) to secure the Secured Obligations pursuant to the Guarantee and Security Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
NMI HOLDINGS, INC., as Company

By: /s/ Adam Pollitzer
Name: Adam Pollitzer
Title: Executive Vice President,
Chief Financial Officer & Treasurer

NMI SERVICES, INC., as a Subsidiary Guarantor

By: /s/ Adam Pollitzer
Name: Adam Pollitzer
Title: Chief Financial Officer & Treasurer

[Signature Page to NMI Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as Agent

By: /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

[Signature Page to NMI Amendment No. 1]

TRUIST BANK,
as a Lender

By: /s/ Mark Kelley
Name: Mark Kelley
Title: Managing Director

[Signature Page to NMI Amendment No. 1]

ROYAL BANK OF CANADA,,
as a Lender

By: /s/ Kevin Bemben
Name: Kevin Bemben
Title: Authorized Signatory

[Signature Page to NMI Amendment No. 1]

DEUTSCH BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

[Signature Page to NMI Amendment No. 1]

CITIBANK, N.A.,
as a Lender

By: /s/ John Modin
Name: John Modin
Title: Managing Director

[Signature Page to NMI Amendment No. 1]